SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	September 16, 2003
(Date of earliest event reported)

Millennium Chemicals Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	1-12091 (Commission File Number)	22-3436215 (I.R.S. Employer Identification No.)

20 Wight Avenue Suite 100 Hunt Valley, Maryland 21030 (Address of Principal Executive Offices)	21030 (Zip Code)

Registrant’s Telephone Number, including area code (410)229-4400

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure.

On September 16, 2003, the registrant issued the press release furnished as Exhibit 99.1 and made the investor presentation furnished as Exhibit 99.2. The foregoing exhibits shall not be deemed to be “filed” for the purposes of Section 18 of Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: September 16, 2003
MILLENNIUM CHEMICALS INC.
	By:	/s/ C. William Carmean

C. William Carmean Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued September 16, 2003

99.2	Investor Presentation made September 16, 2003

2